SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                                 --------
                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

                    Date of Report:  February 13, 1996

                               VERSAR, INC.
          (Exact name of registrant as specified in its charter)


        DELAWARE                  1-9309                  54-0852979
(State or other jurisdiction    (Commission              (IRS Employer
    of incorporation)           File Number)          Identification No.)

   6850 Versar Center
Springfield, Virginia 22151
  (Address of Principal
   Executive Offices)

                              (703) 750-3000
           (Registrant's telephone number, including area code)

                                   None
       (Former name or former address, if changed since last report)

Item 5.  Other Events.



       On February 13, 1996, Versar, Inc. issued the press release attached hereto and made a part hereof.

                                SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VERSAR, INC.



Date:             , 1996             By:  /s/ Lawrence W. Sinnott
      ------------                      ----------------------------
                                        Lawrence W. Sinnott
                                        Vice President, Chief
                                        Financial Officer and
                                        Treasurer